Contract liabilities	12 Months Ended
Dec. 31, 2023
Contract liabilities [abstract]
Contract liabilities

Note 14—Contract Liabilities

At December 31, 2023, contract liabilities comprise unsatisfied performance obligations relating to delivery of commercial supply under one of the Company’s license agreements. Non-current contract liabilities are expected to be recognized as revenue within 1-3 years.

Revenue recognized from contract liabilities was €13.3 million, €10.5 million and €0.4 million for the years ended December 31, 2023, 2022 and 2021, respectively, and primarily related to delivery of clinical supply and research and development services.